Albert Angrisani, President and Chief Executive Officer and Robert Bies, Executive Vice President and Chief Financial Officer Stephens, Inc. Conference Presentation June 6, 2007

Safe Harbor Statement
Certain statements and other information, in this presentation as well as oral comments made by management to support this presentation, are forward-looking statements made pursuant to the Private Securities Litigation reform Act of 1995 and the Securities Exchange Act of 1934. These statements involve a number of risks, uncertainties and other factors that could cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward looking statements.
These statements include, without limitation, statements regarding our ability to prepare the company for growth and expansion in 2007, our ability to sustain growth in the comparison shopping business, the strategic challenges our business segments face in 2007 and our ability to meet them as well as predictions and guidance relating to the Company’s future financial performance and customer demand for Internet survey solutions and comparison shopping services, sales bookings, bid volume, and backlog. In some cases, you can identify forward-looking statements by terminology such as, “may”, “should”, “expects”, “plans”, “anticipates”, “feel”, “believes”, “estimates”, “predicts”, “potential”, “continue”, “consider”, “possibility”, or the negative of these terms or other comparable terminology. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs but they involve a number of risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Such risks and uncertainties include, without limitation, risks related to the success of new business initiatives, our ability to develop and deploy new technologies, our client satisfaction levels, our ability to build and maintain the size and demographic composition of the Greenfield Online panel, our panelists’responsiveness to our surveys, our ability to maintain and grow our Real-Time Sampling capability, our ability to accurately predict future revenue, our ability to manage pricing pressure in North America and Europe, our reliance on our largest customers, the growing competitiveness of our marketplace and our ability to compete therein, our ability to manage or accelerate our growth and international expansion, risks related to foreign currency exchange rate fluctuations, our online business model, demand for our products and services, the seasonality of demand for our Internet survey solutions and comparison shopping services, the strength of our brand and other risks detailed in the “Risk Factors”section of our most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q that we file with the Securities and Exchange Commission available at www.sec.gov and under the Investor Relations section of our corporate website at www.greenfield.com. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Agenda
Introductions Company Overview Key Operating Metrics The Comparison Shopping Business Investment to Encourage Accelerated Growth The Internet Survey Solutions Business Restoring Profitable Growth in Survey Solutions Financial Performance

Introductions Albert Angrisani, President and Chief Executive Officer
Joined SRVY 9/05. Previously, President and COO of Harris Interactive (2002-2004) and Total Research (1999-2002); founded Angrisani Partners, turnaround management services firm; Managing Director with Arthur D. Little (1989-1993), Served as Assistant Secretary of Labor and Chief of Staff in President Reagan’s Administration (1980-1984).
Bob Bies, Executive Vice President and Chief Financial Officer
Joined SRVY 1999 as Chief Financial Officer. Previously, CFO, Secretary and Treasurer of The Janis Group (1996-1999), an ERP software and services firm; and head of sales, marketing finance and distribution for Bionaire USA (1990-1996). Began career at Deloitte & Touche in New York. Licensed CPA. BS summa cum laude Long Island University, MBA with distinction Hofstra University.

Company Overview
Greenfield Online (Nasdaq: SRVY) is a small cap Internet company
We supply data to the global market research industry and Fortune 1000 companies to help them better understand their customers by gathering consumer opinions around the world
Comparison Shopping We are one of the fastest growing comparison shopping businesses in Europe Internet Survey Solutions
We are the largest global Internet data collection company serving the marketing research industry today
More than 690 employees across 10 countries in 3 continents worldwide

Key Operating Metrics 2006 Revenue: $100 million 28% Non-GAAP Adjusted EBITDA Margins
$18.5 million in Non-GAAP Operating Free Cash Flow
Comparison Shopping 130% YOY revenue growth in 2006* 58% Operating Margins
#1 overall competitive position in Europe in terms of total unique monthly visitors**
Survey Solutions Turnaround mode for 18 months; near completion Return to growth in North America in Q4-06; Europe stable Ranked #1 in Client Satisfaction in recent industry survey***
*2005 includes only 9 months due to timing of Ciao acquisition which occurred 4/05. **Beginning in 7/06 as per Nielsen/Net Ratings Data ***1st out of 25 suppliers - MarketResearchCareers.com survey conducted March 2007 among 237 market research professionals

The Comparison Shopping Business

Comparison Shopping
Ne Attractive Market — Highly attractive e-commerce market [2] ! in Q Germany, France, Italy, Spain, UK, and Sweden Reaches Millions — Ciao provides access to millions of unique visitors per month
Strong Growth — The European e-commerce market is predicted to grow at a 21% CAGR from 2006 to 2011*. Ciao’s YOY growth exceeded 70% in 2006 and 2005
Highly Scalable — Ciao’s comparison shopping business is a highly scalable business based on traffic, number of products, merchants, etc.
Excellent Conversion Rates – Reviews and content help consumers make purchase decisions –leading to high conversion rates for merchants.
Technology Focused – Ongoing investment in upgrading the Ciao technology platform and in new products and features
N e
New Products and Offerings — Ciao’s comparison shopping business is the [2] 0 first major European consumer portal offering video product reviews. Expansion into new “offer” categories such as fashion
Positive Environment – Consumer community members using Ciao are shopping and writing reviews while on the site. Ciao.com is not a news/email focused community
* Source: Forrester Research, June2006.

Investment to Encourage Accelerated Growth in Comparison Shopping Business
Over the last 18 months...
Identified need to create separate identity through bifurcation, opening up a variety of strategic options
Orchestrated succession from founding principals; promoted entrepreneurs –Keller/Musikant –to managing directors
Summer 2006: Committed to multi-million dollar development budget and manpower investment (approx. $3 Million) to accelerate revenue growth
Encouraged entrepreneurs to take on “Big Shopping” competition

Return on Investment
Results: Launched new technology platform Faster, more scalable Improved search and merchant offer navigation capabilities Upgraded technical infrastructure for merchant integration Upgraded product catalog Launched video reviews Expansion into Sweden New Offer Categories –Fashion extends out to France, the UK, Italy and Spain More merchants –added 100 new merchants in Q1 More unique monthly visitors than the competition*
*Beginning in 7/06 as per Nielsen/Net Ratings Data

Ciao Takes the Lead Over Kelkoo (Yahoo) in Total Unique Monthly Visitors in Europe
Source: Nielsen/Net Ratings (Data in the Aggregate for all Countries Listed)

The Internet Survey Solutions Business

Restoring Profitable Growth in Survey Solutions Focus on Quality, Technology and Innovation The Turnaround: During last 18 months achieved significant progress to restore growth and profitability to Internet survey business Quality is Job #1 Leveraging technology and innovation Phase 1: December 2005 Rightsizing Reduced headcount in North America by 39 positions, as well as operating expenses and G&A expenses to produce approximately $7.0M in annual expense savings* Closed or downsized 3 offices in North America and moved North American operations from Wilton to lower-cost Toronto *as compared with the company’s 3Q 2005 annualized operating expense run rate 13

Restoring Profitable Growth in Survey Solutions Focus on Quality, Technology and Innovation
Phase 2: Focus on Quality, Technology and Innovation
Re-invigorated quality program. Focused on quality as competitive differentiator; client satisfaction scores improved and held constant @ >95%
Held pricing constant while competitors continued to drop prices. Implemented multi-sourcing “supply chain” philosophy for survey respondents
Fully launched Real-Time Sampling™ and new OSS program to supplement our online panels
Invested in and implemented technology to increase automation and global efficiency (UPS, PAM, RTS)
Focus on COGS became part of corporate culture Focused on comprehensive promotion, marketing, telemarketing and sales program Delivered consistent messaging on quality and technology across all platforms

Restoring Profitable Growth in Survey Solutions Focus on Quality, Technology and Innovation
Phase 3: Today —Growing the Core Business Investing in sales and marketing in North America and in European Operations Launching new products B2B Asia Focus on Quality Data and Service continues...

Bob Bies, Executive Vice President and Chief Financial Officer
Stephens, Inc. Conference Presentation June 6, 2007

First Quarter 2007 Financial Performance
$ Thousands Q1-2007 Q1-2006 Total Company Net Revenues $27,469 $21,532 Operating Income $ 3,017 $ 1,318 Net Income $ 1,959 $ 841 Fully Diluted Earnings Per Share $ .07 $ .03 Net Cash Provided by Operating Activities $ 6,374 $ 5,010 Non-GAAP Adjusted EBITDA* Ex-Restructuring Charges and One-Time Charges $ 6,836 $ 5,186 Non-GAAP Operating Free Cash Flow $ 4,665 $ 4,248
Total net revenues increased by 27.6% over the prior year, with $1.1M or 5.0% due to favorable currency effects
We are continuing to invest in sales, marketing and technology to fuel future growth
*2006 Non-GAAP Adjusted EBITDA excludes $168 in restructuring charges related to the company’s fourth quarter 2005 rightsizing and is reconciled to GAAP Net Income in the company’s first quarter press release issued on May 10, 2007.
**Non-GAAP Operating Free Cash Flow is reconciled to Net Cash Providedby Operating Activities in the company’s first quarter press release issued on May 10, 2007.

Full Year 2006 Financial Performance
$ Thousands Full Year 2006 Full Year 2005
Total Net Revenues $100,342 $89,179
Increase over prior year 12.5% 101% Gross Profit $ 76,256 $64,852
Gross Profit Margin 76% 73% Non-GAAP Adjusted EBITDA* Ex-Restructuring Charges and One-Time Charges $ 27,872 $21,809
Non-GAAP Operating Free Cash Flow** $ 18,511 $18,187
*Non-GAAP Adjusted EBITDA -Ex Restructuring Charges and One-time Charges excludes restructuring charges of $236,000 and one-time charges of $568,000 for the twelve month period in 2006. Non-GAAP Adjusted EBITDA -Ex Restructuring Charges and One-time Charges excludes restructuring charges of $379,000 and One-time charges of $92.4 million for the twelve month period in 2005. The 2006 and 2005 restructuring charges are associated with the company’s fourth quarter 2005 North American rightsizing. The 2006 one-time charges are associated with the departure of two of the senior founding executives of Ciao GmbH in the third quarter of 2006 and the departure of a senior management member in the fourth quarter of 2006. The 2005 one-time charges include a $91.4 million impairment charge, primarily related to goodwill and a $1.0 million charge associated with the change inCEOs in the third quarter of 2005. Non-GAAP Adjusted EBITDA -Ex Restructuring Charges and One-time Charges is reconciled to GAAP net income in the section entitled “About Non-GAAP Financial Measures”in the company’s fourth quarter press release issued on February 8, 2007.
**Non-GAAP Operating Free Cash Flow is reconciled to Net Cash Providedby Operating Activities in the company’s fourth quarter press release issued on February 8, 2007.

Annual Revenue Growth

Annual Adjusted EBITDA (Excluding All Charges)

Annual Cash Provided by Operations

Key Q1-07 Balance Sheet Metrics
Cash and investments: $42.9 Million Debt $0 DSO’s: 74 days Working Capital: $44.2 Million Current Ratio: 2.7:1

Full Year Guidance for 2007
As Provided on May 10, 2007
Guidance Ranges for the Full Year 2007
Total Revenue $112 to $122 million
Gross Margins 74% to 76%
Non-GAAP Adjusted EBITDA 26% to 28%
Depreciation and Amortization $12.5 to $13.0 million
Charges related to Stock Based Compensation $2.7 to $3.5 Million
Effective Tax Rate 35% to 37%

Addendum Slides

Greenfield Online Timeline
2005 Key Acquisitions – Ciao!, GoZing, Rapid
Data, Opinion Surveys May 2007 Insight Venture Partners Ciao leads Management 2005– David St. Pierre joins as CTO Bifurcation Buyout In May 1999. Completed.
Bob Bies, Jonathan September 2005 — Albert Angrisani joins as CEO Flatow and Keith Price join Management Team December 2005 –North American Right Sizing
1995 1997 1999 2001 2003 2005 2007 1994 1996 1998 2000 2002 2004 2006
July 2004 Initial Custom research Public Offering. practice is sold to Founded in 1994 as online TNS. Greenfield custom marketing research December 2004 becomes pure July 2006 –Ciao! Management firm by Andy Greenfield and Secondary data and sample change and announced
Hugh Davis Offering. business bifurcation. Nicolas Metzke heads MR unit.

Our Survey Solutions Business Collecting Data via the Internet Greenfield Online market research process
Product in Marketing Marketing
GFOL targets the End user
development; end research firm research firm
needed sample makes business
user needs market designs study performs &
and collects data decision
intelligence for client delivers analysis
Greenfield Online Internet survey solution
Survey Invite Panelists Data Collection Reporting Programming & Gather Responses & Validation

Primary Survey Solutions Channel-MR Firms

Comparison Shopping Business Model